UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 18, 2005

PRENTISS PROPERTIES TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation	1-14516 (Commission File Number)	75-2661588 (I.R.S. Employer Identification Number)

3890 W. Northwest Hwy. Suite
400
Dallas, Texas	75220
(Address of principal executive offices)	(Zip code)
(214) 654-0886
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 8.01. Other Events
SIGNATURES
EXHIBIT INDEX
Press Release
Supplemental Operating & Financial Data

Item 2.02. Disclosure of Results of Operations and Financial Condition.
On October 18, 2005, we issued a press release regarding our results of operations for the quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended September 30, 2005, a copy of which is attached hereto as Exhibit 99.2.
At 10:00 am central daylight savings time on October 19, 2005, we will hold our earnings conference call for the quarter ended September 30, 2005.
The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01. Other Events.
The press release filed herewith relates to the financial and operational results of Prentiss for the quarter ended September 30, 2005, and contains certain statements regarding the proposed merger of Prentiss and Brandywine Realty Trust.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust
Date: October 19, 2005	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated October 18, 2005, announcing the results of operations of the Company for the quarter ended September 30, 2005.
99.2	Supplemental Operating & Financial Data of the Company for the quarter ended September 30, 2005.